Exhibit 10.15
Execution Copy
Base Contract for Sale and Purchase of Natural Gas
This Base Contract is entered into as of the following date: June 1st, 2004 The parties to this Base Contract are the following:

J. ARON & COMPANY (“ARON”)		and	ULTRA RESOURCES, INC. (“COUNTERPARTY”)
85 Broad Street, New York, NY 10004			363 N. Sam Houston Pkwy. E., Suite 1200, Houston, TX 77060
Duns # 00-698-0312			Duns # 07-110-9974
Contract #			Contract #
Attn: Jim Brush			Attn: Natural Gas Marketing, Contract Administration
Phone: (212)902-5852	Fax: 212) 493 9847		Phone: 281.876.0120 x.307	Fax: 281.876.2831
Federal Tax ID Number: 13-3092284			Federal Tax ID Number: 83-0320643

Notices:			Notices, Confirmations, Invoices and Payments:
85 Broad Street, New York, NY 10004			363 N. Sam Houston Pkwy. E., Suite 1200, Houston, TX 77060
Attn: Energy Operations, Manager			Attn: Natural Gas Marketing
Phone: 212-902-7349	Fax: 212-493 9847		Phone: 281.876.0120 x.307	Fax: 281.876.2831

Confirmations:
85 Broad Street, New York, NY 10004
Attn: Contract Execution Department
Phone: 212-357-3606	Fax: 212-344-3457

Invoices and Payments:
85 Broad Street, New York, NY 10004
Attn: Energy Operations, Manager
Phone: 212-902-7349	Fax: 212-344-3457

Wire Transfer or ACH Nos. (if applicable):			Wire Transfer or ACH Nos. (if applicable):
BANK: Citibank, N.A			BANK: Bank One N.A.— Chicago
ABA: 021000089,			ABA: 102001017
ACCT: 09292521			ACCT: 192 648 101
Other Details: For the account of J. Aron & Co., New York			Other Details: For the Account of Ultra Resources Inc.
This Base Contract incorporates by reference for all purposes the General Terms and Conditions for Sale and Purchase of Natural Gas published by the North American Energy Standards Board. The parties hereby agree to the following provisions offered in said General Terms and Conditions. In the event the parties fail to check a box, the specified default provision shall apply. Select only one box from each section:

Section 1.2 Transaction Procedure	☑ ☐	Oral (default) Written	Section 7.2 Payment Date	☑ ☐	25th Day of Month following Month of delivery (default) _____ Day of Month following Month of delivery

Section 2.5 Confirm Deadline	☑ ☐	2 Business Days after receipt (default) _____ Business Days after receipt	Section 7.2 Method of Payment	☑ ☐ ☐	Wire transfer (default) Automated Clearinghouse Credit (ACH) Check

Section 2.6 Confirming Party	☐ ☐ ☑	Seller (default) Buyer Aron	Section 7.7 Netting	☑ ☐	Netting applies (default) Netting does not apply

Section 3.2 Performance Obligation	☐ ☑	Cover Standard (default) Spot Price Standard	Section 10.3.1 Early Termination Damages	☑ ☐	Early Termination Damages Apply (default) Early Termination Damages Do Not Apply

Note: The following Spot Price Publication applies to both of the Immediately preceding.			Section 10.3.2 Other Agreement Setoffs	☑ ☐	Other Agreement Setoffs Apply (default) Other Agreement Setoffs Do Not Apply

Section 2.26 Spot Price Publication	☑ ☐	Gas Daily Midpoint (default)	Section 14.5 Choice Of Law		NEW YORK

Section 6 Taxes	☑ ☐	Buyer Pays At and After Delivery Point (default) Seller Pays Before and At Delivery Point	Section 14.10 Confidentiality	☐ ☑	Confidentiality applies (default) Confidentiality does not apply

☑ Special Provisions Number of sheets attached: 4			☐ Addendum(s):

IN WITNESS WHEREOF, the parties hereto have executed this Base Contract in duplicate.

J. ARON & COMPANY			ULTRA RESOURCES, INC.

By	/s/ Steven D. Pruett		By	/s/ Stuart Nance
	Name:	Steven D. Pruett		Name:	Stuart Nance
	Title:	Managing Director		Title:	Director

NAESB Standard 6.3.1 April 19, 2002